UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Applied Materials, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 8, 2011.

APPLIED MATERIALS, INC.

Meeting Information

Meeting Type: Annual Meeting of Stockholders

For holders as of: January 12, 2011

Date: March 8, 2011 Time: 11:00 a.m. PST Location: Applied Materials, Inc.

Corporate Offices 3050 Bowers Avenue Building 1 Santa Clara, California 95054

3225 OAKMEAD VILLAGE DRIVE P.O. BOX 58039, M/S 1241 SANTA CLARA, CA 95054

You are receiving this communication because you hold shares in Applied Materials, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice for how to obtain proxy materials and for voting instructions.

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How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE, 2011 PROXY STATEMENT AND 2010 ANNUAL REPORT WITH FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to request a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 23, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now over the Internet, go to www.proxyvote.com. You may vote over the Internet up until 11:59 p.m. Eastern Standard Time on Monday, March 7, 2011. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

1. To elect eleven directors to serve for a one-year term and until their successors have been elected and qualified.

The Board recommends a vote FOR the following:

01) Aart J. de Geus 07) Dennis D. Powell 02) Stephen R. Forrest 08) Willem P. Roelandts 03) Thomas J. Iannotti 09) James E. Rogers 04) Susan M. James 10) Michael R. Splinter 05) Alexander A. Karsner 11) Robert H. Swan 06) Gerhard H. Parker

The Board recommends a vote FOR the following proposal:

2. An advisory vote on executive compensation.

The Board recommends a vote FOR 1 year on the following proposal:

3. An advisory vote on the frequency of an advisory vote on executive compensation.

The Board recommends a vote FOR the following proposal:

4. To ratify the appointment of KPMG LLP as Applied Materials’ independent registered public accounting firm for fiscal year 2011.

NOTE: Voting items may also include such other business as may properly come before the meeting or any adjournment thereof.

M29354-P05081